--------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 26, 2000


                      Greenwich Capital Acceptance, Inc.
                      ----------------------------------
            (Exact Name of Registrant as Specified in its Charter)



    Delaware                           333-90547                 06-1199884
   --------------------------------------------------------------------------
   (State or Other Jurisdiction       (Commission            (I.R.S. Employer
    of Incorporation)                 File Number)         Identification No.)

   600 Steamboat Road
   Greenwich, Connecticut                                         06830
   --------------------------------------------------------------------------
   (Address of Principal                                         (Zip Code)
   Executive Offices)

   Registrant's telephone number, including area code:  (203) 622-2700

                                   No Change
                -----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

         Filing of Collateral Term Sheets
         --------------------------------

         In connection with the offering of HSBC Mortgage Loan Trust 2000-HSBC1 Mortgage Pass-Through Certificates, Series 2000-HSBC1, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to its prospective investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

 (a)     Not applicable.

 (b)     Not applicable.

 (c)     Exhibits:

               99.1     Collateral Term Sheets.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREENWICH CAPITAL ACCEPTANCE, INC.



                                     By: /s/ John Graham
                                         -----------------
                                         Name: John Graham
                                        Title:  Vice President



Dated:  October 27, 2000

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                                 Description
-----------                                 -----------


99.1                                        Collateral Term Sheets.